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                                 EXHIBIT (10)(x)

                  Material Contracts -- Reduced Hour Agreement
                 between Richman Gordman 1/2 Price Stores, Inc.
                   and Dean Williamson dated February 1, 1997



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                             REDUCED HOUR AGREEMENT

     This Reduced Hour Agreement (the "Agreement") is entered into as of the 1st day of February, 1997, between RICHMAN GORDMAN 1/2 PRICE STORES, INC., a Delaware corporation with its principal office located at 12100 West Center Road, Omaha, Nebraska 68144 (the "Company") and Dean Williamson (the "Employee"), who resides at 6131 S. 102nd Avenue, Omaha, Nebraska 68127.

     WHEREAS, the Company and the Employee entered into an Employment Agreement as of January 18, 1995 (the "Employment Agreement"), whereby the Employee was employed to serve as Vice President of Human Resources for the Company on a full-time basis for a term of three years; and

     WHEREAS, since the time the Employment Agreement was entered into, the Employee has begun the study of law on a part-time basis; and

     WHEREAS, the Company and the Employee desire to terminate the Employment Agreement and to provide for the terms and conditions under which the Employee may continue his employment with the Company while attending law school;

     NOW, THEREFORE, the parties agree as follows:

     1. REDUCED HOURS EMPLOYMENT. The Employee shall continue to serve, at the discretion of the Company, as the Vice President of Human Resources while he attends law school at Creighton University School of Law on a part-time basis. During such part-time status, he shall be available at the offices of the Company whenever possible during normal work hours and, in any event, not less than 35 hours per week. The Employee shall be responsible for fulfilling his duties as Vice President of Human Resources notwithstanding his reduced hours.

     2. COMPENSATION. During the time that this Agreement is in effect, the Employee shall receive a base salary of $115,000. The Employee shall also receive the fringe benefits reflected on Exhibit A to this Agreement and shall be permitted to participate in the Company's cash incentive program for fiscal year 1997, the terms of which are described in Exhibit B to this Agreement (the "Cash Incentive Plan"). Solely for purposes of the Cash Incentive Plan, the Employee shall be deemed to be a full-time employee participant. During the term of this Agreement, the Employee shall not be eligible to participate in any stock option plan adopted by the Company.

     3. REIMBURSEMENTS TO COMPANY. For the school year which commenced August, 1996, and for each school year thereafter that this Agreement is in effect, the Company will pay one-half of the Employee's tuition, plus one-half of related school expenses not to exceed $5,000 in the aggregate (together, the "School Expenses"). As agreed between the Employee and the Company, the Employee is responsible for repaying to the Company the sum of $20,000 per school year, which amount represents the


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amount of tuition and expenses paid by the Company and the reduced hours of the
Employee. The Employee has executed and delivered to the Company a note in the principal amount of $20,000 for the school year commencing August, 1996, and will execute a note for each succeeding school year during the time that this Agreement is in effect. Each such note (together, the "Notes") will bear interest at the rate of 8% per annum and will mature on August 15, 2001, as set forth in the form of note attached as Exhibit C to this Agreement.

     4. TERMINATION. The Company may terminate this Agreement at any time by giving the Employee written notice at least four (4) weeks prior to the beginning of a school semester. At such time the Company shall have the right, but not the obligation, to propose an employment agreement whereby the Employee would again become a full-time employee of the Company.

     5. AT WILL CONTRACT. This Agreement reflects that the Employee is an employee at will of the Company. In the event that the Employee elects to resign, the Employee shall be entitled only to the unpaid portion of base salary and fringe benefits through the termination date, plus any accrued and unpaid vacation pay. In the event that the Company elects to terminate the Employee, the Employee shall be entitled (in addition to the benefits specified in the preceding sentence) to other termination benefits, if any, which the Company provides to terminated employees at the vice president level pursuant to the Company's written policies (but not pursuant to employment agreements applicable to specific vice presidents).

     6. CANCELLATION, ACCELERATION OF NOTES. The Notes will be canceled in whole or in part upon the occurrence of certain events, as indicated below:

     (a) Upon termination of this arrangement by the Company pursuant to Paragraph 4 above prior to the earlier of the Employee's graduation from law school or August 15, 2001, all principal and accrued interest on the Notes will be canceled.

     (b) Upon termination of the Employee's law school education prior to graduation at the choice of the Employee, the principal and accrued interest on the Notes will be canceled at such time as the Employee has completed full-time employment with the Company equal to the number of months as the Employee had worked reduced hours while attending law school, in each case rounded to six-month increments.

     (c) Upon the Employee's graduation from law school, one-third of the aggregate principal and accrued interest on the Notes will be canceled for each full year of full-time employment that the Employee works for the Company following such graduation.

     (d) The aggregate principal and accrued interest on the Notes will also be canceled in the event that (i) the Company terminates the Employee without cause, or (ii)


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           the Company ceases operations, or (iii) upon written approval of the
           Chief Executive Officer of the Company. For purposes of this paragraph, "cause" means a reason which a reasonable employer, acting in good faith, would regard as good and sufficient reason for terminating the services of an employee, as distinguished from an arbitrary whim or caprice. "Cause" includes, without limitation, termination of employment as a result of the Employee's poor performance or misconduct or his breach of this Agreement.

     (e) The aggregate principal and accrued interest on the Notes will also be canceled in the event that, while the Employee is still employed by the Company, the Employee dies or becomes permanently disabled, as described in Paragraph 12 below.

     The Notes may be accelerated at the option of the Company in the event that the Employee is terminated for misconduct or voluntarily terminates his employment with the Company other than under the circumstances described in subparagraph (d)(ii) above. For purposes of this paragraph, "misconduct" means behavior by the Employee which evidences (aa) wanton or willful disregard of the Company's interests; (bb) deliberate violation of the Company's rules, policies, or procedures; (cc) disregard of standards of behavior which the Company can rightfully expect from the Employee; or (dd) negligence which manifests culpability, wrongful intent, evil design, or intentional and substantial disregard of the Company's interests or of the Employee's duties and obligations.

     7. TERMINATION OF EMPLOYMENT AGREEMENT. Upon the execution and delivery of this Agreement, the Employment Agreement shall terminate in its entirety as if the termination date thereof had been amended to February 1, 1997, and the Employment Agreement shall be of no further force and effect. Thereafter, all rights and obligations between the Company and the Employee will be determined in accordance with this Agreement.

     8. EMPLOYMENT POLICIES AND PROCEDURES. The Employee agrees to abide by all of the Company's employment policies and procedures that apply generally to other employees at the same level and responsibility of the Employee, as such policies and procedures may be revised from time to time.

     9. PERFORMANCE EVALUATION. The Employee's performance shall be evaluated on an annual basis. The results of the evaluations shall be discussed with the Employee.

     10. COOPERATION WITH EMPLOYER AFTER TERMINATION OF EMPLOYMENT. Following the termination of the Employee's employment, by either the Employee or the Company, the Employee shall fully cooperate with the Company in all matters relating to the continuation or completion of the Employee's pending work on behalf of the Employer and the orderly transfer of any such pending work to other employees as may be designated by the Company. The Company shall be entitled to such full-time or part-time services of the Employee as the Company may reasonably require during all or any



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part of the 30-day period following any notice of termination of employment by the Employee.

     11. EMPLOYEE'S RELATIONSHIP WITH OTHER EMPLOYEES. The Company and the Employee agree that any attempt on the part of the Employee to induce others to leave the employ of the Company, or any effort by the Employee to interfere with the Company's relationship with other employees, will be harmful and damaging to the Company. The Employee therefore expressly agrees that, in consideration of the Company's willingness to enter into this Reduced Hours Agreement, during the term of this Agreement and for a period of two years thereafter, he will not in any way, directly or indirectly (a) induce or attempt to induce any employee to quit employment with the Company, (b) interfere with or disrupt the Company's relationship with other employees, or (c) employ or attempt to employ any person employed by the Company.

     12. TERMINATION BY DEATH OR INCAPACITY OF EMPLOYEE. This Agreement shall terminate immediately if the Employee dies or becomes permanently disabled. As used in this Agreement, "permanently disabled" is defined as the inability of the Employee to perform the essential functions of his position, either with or without reasonable accommodation, for a period extending beyond six months. In the event of such death or permanent disability, Subparagraph 6(e) will survive the termination of this Agreement.

     13. ASSUMPTION AND MERGER. The rights and duties of the Company and the Employee under this Agreement shall not be assignable by either party, except that this Agreement and all of the rights hereunder may be assigned by the Company to any corporation or other business entity that succeeds to the business of the Company through merger, consolidation, corporate re-organization or by acquisition of all or substantially all of the assets of the Company, and which assumes the Company's obligations under this Agreement.

     14. AGREEMENT OUTSIDE OF CONTRACT. This Agreement contains the complete agreement concerning the employment arrangement between the Company and the Employee and shall, as of the effective date hereof, supersede all other agreements between them. The Company and the Employee agree that neither of them has made any representation with respect to the subject matter of this Agreement except such representations as are specifically set forth in this Agreement. The Company and the Employee acknowledge that each of them has relied on its or his own judgment in entering into this Agreement. The Company and the Employee further acknowledge that any payments or representations that may have been made by either of them to the other prior to the date of executing this Agreement are of no effect and that neither of them has relied thereon in connection with their dealings with the other.

     15. MODIFICATION OF AGREEMENT. Any modification of this Agreement or additional obligations assumed by either the Company or the Employee in connection with


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this Agreement shall be binding only if evidenced in writing signed by both the
Company and the Employee or their authorized representatives.

     16. EFFECT OF PARTIAL INVALIDITY. The invalidity of any portion of this Agreement shall not be deemed to affect the validity of any other provision of this Agreement. In the event that any provision of this Agreement is held to be invalid, the Company and the Employee agree that the remaining provisions shall be deemed to be in full force and effect as if they had been executed by both parties subsequent to the expungement of the invalid provision.

     17. CHOICE OF LAW AND FORUM. It is the intention of the Company and the Employee that this Agreement and any actions and special proceedings brought in connection with this Agreement be construed in accordance with and pursuant to the laws of the State of Nebraska, which shall govern to the exclusion of the law of any other forum. The Company and the Employee further agree that any action or special proceeding that may be brought in connection with this Agreement shall be brought in the State of Nebraska.

     18. ARBITRATION. Any differences, claims or matters in dispute between the Company and the Employee in connection with this Agreement shall be submitted by them to arbitration by the American Arbitration Association or its successor, and the determination of the arbitrator or its successor shall be final and absolute. The arbitrator shall be governed by the duly promulgated rules and regulations of the American Arbitration Association or its successor, and the pertinent provisions of the laws of the State of Nebraska, relating to arbitration. The decision of the arbitrator may be entered as a judgment in any court of the State of Nebraska or elsewhere.

     19. NO WAIVER. The failure of either the Company or the Employee to insist upon the performance of any of the terms and provisions of this Agreement, or the waiver of any breach of any of the terms or provisions of this Agreement, shall not be construed as thereafter waiving any such terms and provisions, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

     IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the day and year first above written.


RICHMAN GORDMAN                                  EMPLOYEE:
  1/2 PRICE STORES, INC.

 /s/ Jeffrey J. Gordman                           /s/ Dean Williamson
 ----------------------------                     -----------------------------
Jeffrey J. Gordman                               Dean Williamson
President and CE0



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                                   EXHIBIT "C"
                                 PROMISSORY NOTE

Omaha, Nebraska                                            $20,000.00
_______________                                            August 15, 2001
(Note Date)                                                (Maturity Date)

     DEAN WILLIAMSON ("Maker") promises to pay to the order of RICHMAN GORDMAN 1/2 PRICE STORES, INC. ("Lender") at the offices of Lender the principal sum of $20,000.00. Principal and interest on the unpaid principal balance shall be due at maturity, or if such day is not a Business Day, on the next succeeding Business Day. All capitalized terms not defined herein shall have the meanings set forth in that certain Reduced Hour Agreement dated as of February 1, 1997, between Maker as Employee and Lender as Employer (the "Agreement".)

     Interest shall accrue on the principal sum hereof from and including the Note Date above until paid at the rate of 8%. After the maturity date hereof, interest shall be due at the rate of 10%. Interest shall be calculated on the basis of actual days elapsed and a year of 365 days.

     This Promissory Note (the "Note) is one of the promissory notes specified in the Agreement and is subject to being accelerated or canceled in accordance with the terms of the Agreement.

     Maker's liability under its obligations hereunder shall not be affected by any of the following:

           Acceptance or retention by Lender of property or interests as security for the obligations, or for the liability of any person other than a Maker with respect to the obligations;

           The release of all or any collateral or other security for any of the obligations;

     or

           Any release, extension, renewal, modification or compromise of any of the obligations or the liability of Maker.

     Maker agrees to pay all costs of collection in connection with this Note, including reasonable attorneys' fees and legal expenses.

     Upon the failure of Maker to make any payment of principal or interest when due hereunder all of the Obligations shall, at the option of Lender and without notice or demand, mature and become immediately due and payable; and Lender shall have all rights and remedies for default provided by applicable law and equity.



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     All costs and expenses incurred by Lender in enforcing its rights under this Note or any agreement given in security thereof are the obligations of Maker and are immediately due and payable. Interest shall accrue on such costs and expenses from the date of incurrence at the rate specified herein for delinquent Note payments. Maker hereby waives presentment, protest, demand, notice of dishonor, and the defense of any statute of limitations.

     Without affecting the liability of any Maker, endorser, surety or guarantor, the holder of this Note may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral or other security for the payment of this Note or agree not to sue any party liable on it.

     Lender shall not be deemed to have waived any of its rights upon or under this Note, or under any agreement given in security therefor, unless such waivers be in writing and signed by Lender or Agent, as the case may be. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Lender on liabilities or any collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly or concurrently.

     Subject to the cancellation provisions set forth in the Agreement, this Note shall be binding upon the heirs, executors, administrators, assigns or successors of Maker; shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Note, and if all transactions between Lender and Maker shall be at any time closed, shall be equally applicable to any new transactions thereafter, provided that Lender's interest in any collateral shall be limited to the extent provided in the applicable security agreement; shall benefit Lender, its successors and assigns; and shall so continue in force notwithstanding any change in any party hereto, whether such change occurs through death, retirement or otherwise.

     All obligations of Maker hereunder shall be payable in immediately available funds in lawful money of the United States of America at the principal office of Lender or at such other address as may be designated by any subsequent holder hereof in writing.

     This Note shall be construed according to the laws of the State of Nebraska.

     Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.



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     Executed as of this _____ day of ________________, 19_____.


                                            DEAN WILLIAMSON



                                            ______________________________



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